UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) July 1, 2017

HUB GROUP, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-27754	36-4007085
(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address, including zip code, of principal executive offices)

(630) 271-3600

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

EXPLANATORY NOTE

On July 1, 2017, Hub Group, Inc. (the “Company”) through its wholly-owned subsidiary Hub Group Trucking, Inc. (“HGT”), acquired all of the outstanding equity interests of Estenson Logistics, LLC, a Delaware limited liability company, pursuant to a Purchase Agreement, dated as of May 25, 2017, by and among HGT, and Estenson Logistics, LLC, a Nevada limited liability company, Estenson Logistics LLC, a Delaware limited liability company, Timothy J. Estenson, an individual, Timothy J. Estenson and Traci M. Estenson, Trustees of the Timothy J. Estenson and Traci M. Estenson Trust, dated February 23, 2003, Paul A. Truman, an individual, The Paul A. and Kristen Truman Living Trust 2009, dated August 6, 2009, and solely for purposes of the certain sections identified therein, Truline Corporation, a Nevada corporation (the “Acquisition”).

This Amendment to the Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements Item 9.01 of the original Form 8-K filed on July 6, 2017 (the “Initial Form 8-K”) to provide certain historical financial statements and certain pro forma financial information in connection with the Acquisition. Any information required to be set forth in the Initial Form 8-K which is not being amended or supplemented pursuant to this Amendment No. 1 is hereby incorporated by reference. Except as set forth herein, no modifications have been made to the information contained in the Initial Form 8-K and the Company has not updated any information contained therein to reflect the events that have occurred since the date of the Initial Form 8-K. Accordingly, this Amendment No. 1 should be read in conjunction with the Initial Form 8-K.

Item 9.01        FINANCIAL STATEMENTS AND EXHIBITS

(a)	The unaudited pro forma combined financial statements of Hub Group, Inc. and Estenson Logistics, LLC, a Nevada limited liability company, as of and for the six months ended June 30, 2017 and for the fiscal year ended December 31, 2016 are filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K/A.
(b)	The interim financial statements of Estenson Logistics, LLC, a Nevada limited liability company, as of June 30, 2017 (unaudited) and December 31, 2016 and for the three and six month periods ended June 30, 2017(unaudited) and June 30, 2016 (unaudited) are filed as Exhibit 99.2 to this Amendment No. 1 to Current Report on Form 8-K/A.
(c)	The audited financial statements of Estenson Logistics, LLC, a Nevada limited liability company, as of December 31, 2016 and December 31, 2015 and for the fiscal years ended December 31, 2016 and December 31, 2015 are filed as Exhibit 99.3 to this Amendment No. 1 to Current Report on Form 8-K/A.
(d)	A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB GROUP, INC.

DATE: September 15, 2017	/s/ Terri A. Pizzuto
By: Terri A. Pizzuto
	Title:	Executive Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit No.

23.1	Consent of Layton, Layton & Tobler, LLP, independent auditor for Estenson Logistics, LLC, a Nevada limited liability company.

99.1	The unaudited pro forma combined financial statements of Hub Group, Inc. and Estenson Logistics, LLC, a Nevada limited liability company, as of and for the six months ended June 30, 2017 and for the fiscal year ended December 31, 2016.

99.2	The interim financial statements of Estenson Logistics, LLC, a Nevada limited liability company, as of June 30, 2017 (unaudited) and December 31, 2016 and for the three and six month periods ended June 30, 2017(unaudited) and June 30, 2016 (unaudited).
99.3	The audited financial statements of Estenson Logistics, LLC, a Nevada limited liability company, as of December 31, 2016 and December 31, 2015 and for the fiscal years ended December 31, 2016 and December 31, 2015.